AMENDMENT NO. 2 TO
FLOW MORTGAGE LOAN PURCHASE, WARRANTIES AND
SERVICING AGREEMENT

THIS AMENDMENT NO. 2 TO FLOW MORTGAGE LOAN PURCHASE, WARRANTIES AND SERVICING AGREEMENT (the “Amendment”) is made as of the 1st day of December, 2005 (the “Effective Date”), by and among J.P.  Morgan Mortgage Acquisition Corp., as purchaser (the “Purchaser”), and Chase Home Finance LLC (“CHF LLC”), successor by merger to Chase Manhattan Mortgage Corporation (“CMMC”) as Seller (the “Seller”) and JPMorgan Chase Bank, National Association (“JPMCBNA”) as Servicer (the “Servicer”).  The Purchaser, the Seller and the.  Servicer May be collectively referred to herein as the “Parties”.

RECITALS

WHEREAS, Purchaser and CMMC entered into that certain Flow Mortgage Loan Purchase, Warranties and Servicing Agreement dated as of May 1, 2004, (which shall be referred to, together with any amendments thereto, as the “Agreement”), pursuant to which the Purchaser agreed to purchase from time to time and the Seller agreed to sell from time to time certain mortgage loans, as more fully described therein, the servicing of which is to be performed by the Servicer, pursuant to the terms and conditions contained therein;

WHEREAS, CHF LLC and JPMCBNA are successors and/or assigns to CMMC with respect to all of CMMC’s right, title, liabilities and obligations of CMMC as Seller and Servicer, as applicable, under the Agreement;

WHEREAS, the Parties desire to amend the Agreement to clarify the Seller and Servicer entities; and

WHEREAS, the Parties desire to amend the Agreement to include certain types of government mortgage loans in the definition of Mortgage Loans eligible for purchase and sale pursuant to the Agreement and to add applicable provisions with respect to such mortgage loans.

NOW THEREFORE, intending to be bound hereby and in consideration of the mutual terms and conditions provided herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the Parties agree as follows:

Section 1.  Recitals; Definitions.  The Recitals set forth above are accurate and are incorporated herein by reference.  Capitalized terms not defined herein shall have the meanings given to such terms in the Agreement.

Section 2.  Amendments.  The Agreement is hereby amended as follows, effective for all purposes as of the Effective Date:

2.1

Section 1.01 is hereby amended by adding the following definition after the definition of “FDIC”:

FHA: The Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

2.2

Section 1.01 is further amended by adding the following definitions after the definition of “GAAP”:

GNMA: The Government National Mortgage Association, or any successor thereto.

GNMA Guides:  The GNMA Sellers’ Guide and the GNMA Servicers’ Guide and all amendments or additions thereto.

2.3

Section 1.01 is further amended by adding the following definition after the definition of “Trust Fund”:

VA:  The United States Department of Veterans Affairs, or any successor thereto.

2.4

Section 2.05 is hereby amended by replacing the reference to “Fannie Mae or FHLMC” in such section with “Fannie Mae, FHLMC, GNMA, HUD, FHA or VA”.

2.5

Section 3.01 (k) is hereby amended by replacing the reference to “Fannie Mae/FHLMC and HUD” in such section with “Fannie Mae/FHLMC, GNMA and HUD”.

2.6

Section 3.01 (k) is further amended by replacing the references to “Fannie Mae or FHLMC” in such section with “Fannie Mae, FHLMC or GNMA”.

2.7

Section 3.02 (g) is hereby amended by replacing the reference to “in the Fannie Mae Guides or by FHLMC” in such section with “by Fannie Mae, FHLMC or GNMA”.

2.8

Section 3.02 (g) is farther amended by replacing the reference to “Fannie Mae and FHLMC requirements” in such section with “the requirements of Fannie Mae, FHLMC or GNMA, as applicable”.

2.9

Section 3.02 (g) is further amended by replacing the reference to “Fannie Mae or FHLMC guidelines” in such section with “the guidelines of Fannie Mae, FHLMC or GNMA, as applicable”.

2.10

Section 3.02 (m) is hereby amended by replacing the references to “Fannie Mae or FHLMC” in such section with “Fannie Mae, FHLMC or GNMA”.

2.11

Section 3.02 (q) is hereby amended by replacing the reference to “Fannie Mae or FHLMC” in.  such section with “Fannie Mae, FHLMC, GNMA, HUD or VA, as applicable”.

2.12

Section 3.02 (u) is hereby amended by replacing the references to “Fannie Mae or FHLMC” in such section with “Fannie Mae, FHLMC or GNMA, as applicable”.

2.13

Section 3.02 is further amended by adding the following subelauses at the end of such section:

(ccc) The Mortgage Loan was underwritten in accordance with the Seller’s underwriting standards for mortgage loans sold by the Seller to Fannie Mae, FHLMC, and/or GNMA or pursuant to underwriting standards acceptable to Fannie Mae, FHLMC, or GNMA and the Mortgage Loan would be salable by the Seller to Fannie Mae, FHLMC, or GNMA without recourse;

(ddd) Each FFIA Mortgage Loan is fully-insured by the FHA, which insurance is in full force and effect, and the Mortgage Loan is not subject to any defect which would diminish or impair the FHA insurance, and all prior transfers, if any, of the Mortgage Loan have been, and the transactions herein contemplated are, in compliance with the FHA regulations, and no circumstances exist with respect to the FEU Mortgage Loans which would permit the FHA to deny coverage under the FHA insurance; and

(eee) Each VA Mortgage Loan is guaranteed by the VA, which guaranty is in full force and effect and the Mortgage Loan is not subject to any defect which would diminish or impair the VA guaranty (other than a potential valuation of the mortgaged property), and all prior transfers, if any, of the Mortgage Loan have been, and the transactions herein contemplated are, in compliance with the VA regulations, and no circumstances exist with respect to the VA Mortgage Loan which would permit the VA to deny coverage under the VA guaranty.

2.14

Article III is further amended by adding the following Section 3.04 at the end of such Article:

Section 3.44 Representations Concerning the Purchaser

The Purchaser represents, warrants and covenants to the Seller.  that, as of the Closing Date or as of such date specifically provided herein, that it is a HUD approved mortgagee in good standing.

2.15

Section 4.10 is hereby amended by replacing the reference to “Fannie Mae and FHLMC” in such section with “Fannie Mae, FHLMC and GNMA”.

2.16

Section 4.10 is further amended by replacing the reference to “Fannie Mae andlor FHLMC” in such section with “Fannie Mae, FHLMC or GNMA”.

2.17

Section 4.10 is further amended by replacing the references to “Fannie Mae Guides” in such section with “Fannie Mae Guides, Freddie Mac Guides or ONMA Guides”.

2.18

Section 4.11 is hereby amended by replacing the reference to “Fannie Mae and/or FHLMC” in such section with “Fannie Mae, FHLMC or GNMA”.

2.19

Section 4.12 is hereby amended by replacing the reference to “Fannie Mae or FHLMC” in such section with “Fannie Mae, FHLMC or GNMA”.

2.20

Section 6.01 is hereby amended by replacing the reference to “Fannie Mae Guides” in such section with “Fannie Mae Guides, Freddie Mac Guides or GNMA Guides”.

2.21

Section 8.02 is hereby amended by replacing the reference to “Fannie Mae or FHLMC approved seller/service” in such section with “Fannie Mae, FHLMC or GNMA approved seller/servicer”.

2.22

Section 9.01 (vi) is hereby amended by replacing the reference to “both Fannie Mae and FHLMC” in such section with “Fannie Mae, FHLMC and GNMA”.

Section 3.  No Other Amendments.  Except as expressly amended hereby, the Agreement shall remain in full force and effect.

Section 4.  Headings.  All headings in this Amendment are for convenience only and do not affect the meaning of any provision.

Section 5.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the choice of law provisions thereof.

Section 6.  Counterparts.  This Amendment may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered is deemed an original.  All such counterparts together constitute but one and the same instrument.

Section 7.  Facsimile/Electronic Execution.  This Amendment, any Purchase Price and Terms Letter, any Closing Document and any notices hereunder or thereunder may be (a) executed in counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument, and/or (b) executed and transmitted by facsimile copy or by an electronically imaged copy, such as a .pdf file, by one party to the other, and such executed facsimile or electronically imaged copy shall constitute an original, executed copy of such document; provided that failure to do so shall not affect the binding nature of the executed facsimile or electronically imaged copy.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date and year first above written.

J.P.  MORGAN MORTGAGE ACQUISITION CORP., as Purchaser

By: /s/ Brian L.  Simons_____________

Name:  Brian L.  Simons____________

Title:  Vice President______________

CHASE HOME FINANCE LLC,
successor by merger to CHASE
MANHATTAN MORTGAGE
CORPORATION, as Seller

By:  /s/ Veronica R.  Lehman_______

Name:  Veronica R.  Lehman_______

Title  Vice President_____________

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION,
successor/assignee of CHASE
MANHATTAN MORTGAGE CORPORATION, as Servicer

By:  /s/ Veronica R.  Lehman___________

Name:  Veronica R.  Lehman___________

Title:  Vice President_________________